                                                               Exhibit 10.22(b)
                          AMENDMENT NUMBER ONE TO THE
                     LITTON INDUSTRIES, INC., SUPPLEMENTAL
                           EXECUTIVE RETIREMENT PLAN

WHEREAS, pursuant to Subsection 11.1(a) of the Litton Industries, Inc., Supplemental Executive Retirement Plan (the "Supplemental Plan"), the Board of Directors of Litton Industries, Inc. (the "Board") has the authority to amend the Supplemental Plan;

WHEREAS, the Board has passed a resolution that the proper officers of Litton Industries, Inc. ("Litton") be authorized to amend the Supplemental Plan to provide that a benefit statement under the Supplemental Plan shall only be provided upon the request of a participant or beneficiary as the case may be;

NOW, THEREFORE, the Supplemental Plan is hereby amended as follows:

Section 12.3 of the Supplemental shall be deleted in its entirety and the following new Section 12.3 inserted therefor:

"Section 12.3 Benefit Statements. Upon the request of a Participant or a Beneficiary, as the case may be, the Company shall provide a statement of benefits under the Supplemental Plan to such Participant (or Beneficiary) that includes the information necessary to calculate the accrued Retirement Benefits, Disability Benefit, or Death Benefit, as applicable, with respect to such Participants or Beneficiary."

This Amendment Number One to the Supplemental Plan shall be effective as of August 1, 1995.

                                       By: /s/ TIMOTHY G. PAULSON
                                           ----------------------
                                               Timothy G. Paulson

                                   Attest: /s/ JEANETTE M. THOMAS
                                           ----------------------
                                               Jeanette M. Thomas